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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report:  May 28, 1996
(Date of earliest event reported)

Commission File No. 33-99612-01

                   CS First Boston Mortgage Securities Corp.
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        Delaware                                          13-3320910
- -------------------------                  -----------------------------------
(State of Incorporation)                   (I.R.S. Employer Identification No.)

55 East 52nd Street, New York,  New York                 10055
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(Address of principal executive offices)              (Zip Code)

                                (212) 909-2000
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             (Registrant's Telephone Number, including area code)


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   (Former name, former address and former fiscal year, if changed since last report)
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Item 5.   Other Events.
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     Attached as Exhibit I is the consent of Coopers & Lybrand L.L.P., independent Certified Public Accountants of MBIA Insurance Corporation ("MBIA").

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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      (c) Exhibits

                    Item 601(a) of
                    Regulation S-K
     Exhibit No.       Exhibit No.    Description
     -----------     -------------    -----------

        I                 (23)        Consent of Coopers & Lybrand
                                      L.L.P., independent Certified Public
                                      Accountants of MBIA.
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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 28, 1996

                                     CS FIRST BOSTON MORTGAGE SECURITIES
                                       CORP.

                                          /s/ William Pitofsky
                                     By:  ______________________________
                                     Name: William Pitofsky
                                     Title: Director
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                               INDEX TO EXHIBITS
                               -----------------

                                                                     Paper
Exhibit No.          Description                                  or Electronic
- -----------          -----------                                  -------------

  I                  Consent of Coopers & Lybrand L.L.P.,              E
                     independent Certified Public Accountants of MBIA.